BRIDGE INVESTMENT GROUP HOLDINGS INC. REPORTS SECOND QUARTER 2025 RESULTS SALT LAKE CITY, UTAH—August 7, 2025—Bridge Investment Group Holdings Inc. (NYSE: BRDG) (“Bridge” or the “Company”) today reported its financial results for the quarter ended June 30, 2025. Net Income was $2.8 million for the quarter ended June 30, 2025. On a basic and diluted basis, net (loss) attributable to Bridge per share of Class A common stock was a loss of $(0.01) for the quarter ended June 30, 2025. Fee Related Earnings to the Operating Company were $28.0 million for the quarter ended June 30, 2025. Distributable Earnings of Bridge Investment Group Holdings LLC (the “Operating Company”) were $25.7 million, or $0.14 per share after-tax, for the quarter ended June 30, 2025. Common Dividend Bridge declared a dividend of $0.045 per share of its Class A common stock, payable on August 29, 2025 to its Class A common stockholders of record at the close of business on August 15, 2025. Bridge anticipates that this will be its final dividend, as it expects to complete the transaction with Apollo Global Management, Inc. (“Apollo”) in early September 2025, subject to the satisfaction or waiver of customary closing conditions. Additional Information The Company issued a full detailed presentation of its second quarter 2025 results, which can be viewed on the Investors section of our website at www.bridgeig.com. The presentation is titled “Second Quarter 2025 Earnings Presentation.” Conference Call and Webcast Information In light of the pending merger transaction with Apollo, the Company will not be holding a second quarter 2025 earnings conference call and webcast. About Bridge Investment Group Bridge is a leading alternative investment manager, diversified across specialized asset classes, with approximately $50 billion of assets under management as of June 30, 2025. Bridge combines its nationwide operating platform with dedicated teams of investment professionals focused on select U.S. verticals across real estate, credit, renewable energy and secondaries strategies. Statement Regarding Forward-Looking Information This earnings release contains statements regarding Apollo, Bridge, the proposed transactions and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding any future dividends and the anticipated timing and likelihood of completion of the proposed merger transaction with Apollo. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “indicator,” “may,” “will,” “should,” “expects,” “plans,” “seek,” “anticipates,” “plan,” “forecasts,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, but not all forward-looking statements include Exhibit 99.1 such words. These forward-looking statements are subject to certain risks, uncertainties and assumptions, many of which are beyond the control of Apollo and the Company, that could cause actual results and performance to differ materially from those expressed in such forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, those factors and risks described under the section entitled “Risk Factors” in Apollo’s and the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the Securities and Exchange Commission (the “SEC”). The forward-looking statements are subject to certain risks, uncertainties and assumptions, which include, but are not limited to, and in each case as a possible result of the proposed transaction on each of Apollo and the Company: the ultimate outcome of the proposed transaction between Apollo and the Company, including the effect of the announcement of the proposed transaction; the ability to operate Apollo’s and the Company’s respective businesses, including business disruptions; difficulties in retaining and hiring key personnel and employees; the ability to maintain favorable business relationships with customers and other business partners; the terms and timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement and the proposed transaction; the anticipated or actual tax treatment of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto; the ability of Apollo and the Company to integrate the businesses successfully and to achieve value creation from the proposed transaction; global market, political and economic conditions, including in the markets in which Apollo and the Company operate; the ability to secure government regulatory approvals on the terms expected, at all or in a timely manner; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates, and potential recessionary or depressionary conditions; cyber-attacks, information security and data privacy; the impact of public health crises, such as pandemics and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; litigation and regulatory proceedings, including any proceedings that have been or may be instituted against Apollo or the Company related to the proposed transaction; and disruptions of Apollo’s or the Company’s information technology systems. These risks, as well as other risks related to the proposed transaction, are included in the Registration Statement (as defined below) and Joint Proxy Statement/Prospectus (as defined below) that was filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement and Joint Proxy Statement/Prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other unknown or unpredictable factors also could have a material adverse effect on Apollo’s and the Company’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither Apollo nor the Company undertakes (and each of Apollo and the Company expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise. No Offer or Solicitation This earnings release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. Additional Information Regarding the Transaction and Where to Find It This earnings release is being made in respect of the proposed transaction between Apollo and the Company. In connection with the proposed transaction, Apollo filed with the SEC a registration statement on Form S-4 on April 11, 2025, which was subsequently amended on May 12, 2025, and declared effective on May 14, 2025, and which constitutes a prospectus of Apollo for the issuance of Apollo common stock (the “Registration Statement”) and which also includes a proxy statement of the Company for the Company stockholder meeting (together with any amendments or supplements thereto, and together with the Registration Statement, the “Joint Proxy Statement/ Prospectus”). Each of Apollo and the Company may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement or Joint Proxy Statement/ Prospectus or any other document that Apollo or the Company may file with the SEC. The definitive Joint Proxy Statement/Prospectus was mailed to stockholders of the Company, beginning on or about May 16, 2025. INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors can obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents containing important information about Apollo, the Company and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Apollo will be available free of charge by accessing the Investor Relations section of Apollo’s website at https:// ir.apollo.com. Copies of the documents filed with, or furnished to, the SEC by the Company will be available free of charge by accessing the Investor Relations section of the Company’s website at https://www.bridgeig.com. The information included on, or accessible through, Apollo’s or the Company’s website is not incorporated by reference into this communication. Participants in the Solicitation Apollo, the Company, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of Apollo, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its Proxy Statement on Schedule 14A, dated April 25, 2025 (the “Apollo Annual Meeting Proxy Statement”), which is filed with the SEC. Any changes in the holdings of Apollo’s securities by Apollo’s directors or executive officers from the amounts described in the Apollo Annual Meeting Proxy Statement have been or will be reflected in Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its most recent Annual Report on Form 10-K (the “Annual Report”), which is filed with the SEC. Any changes in the holdings of the Company’s securities by the Company’s directors or executive officers from the amounts described in the Annual Report have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the Registration Statement and the Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions.

Shareholder Relations: Bonni Rosen Salisbury Bridge Investment Group Holdings Inc. shareholderrelations@bridgeig.com Media: Charlotte Morse Bridge Investment Group Holdings Inc. (877) 866-4540 charlotte.morse@bridgeig.com

EARNINGS PRESENTATION August 7, 2025 2nd QUARTER 2025 1

1 Disclaimer The information contained herein does not constitute or form part of, and should not be construed as, an offer or invitation to subscribe for, underwrite or otherwise acquire, any securities of Bridge Investment Group Holdings Inc. (“Bridge” or the “Company”), Bridge Investment Group Holdings LLC (the “Operating Company”) or any affiliate of Bridge, or any fund or other investment vehicle managed by Bridge or an affiliate of Bridge. This presentation should not form the basis of, or be relied on in connection with, any contract to purchase or subscribe for any securities of Bridge or any fund or other investment vehicle managed by Bridge or an affiliate of Bridge, or in connection with any other contract or commitment whatsoever. This presentation does not constitute a “prospectus” within the meaning of the Securities Act of 1933, as amended. Any decision to purchase securities of Bridge or any of its affiliates should be made solely on the basis of the information contained in a prospectus to be issued by Bridge in relation to a specific offering. Statement Regarding Forward-Looking Information This presentation contains statements regarding Apollo Global Management, Inc. (“Apollo”), Bridge, the proposed transactions and other matters that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, capital raising, expectations or targets related to financial and non-financial measures, future capital expenditures, fund performance and debt service obligations, as well as statements regarding any future dividends and the anticipated timing and likelihood of completion of the proposed merger transaction with Apollo. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “indicator,” “may,” “will,” “should,” “expects,” “plans,” “seek,” “anticipates,” “plan,” “forecasts,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, but not all forward- looking statements include such words. These forward-looking statements are subject to certain risks, uncertainties and assumptions, many of which are beyond the control of Apollo and the Company, that could cause actual results and performance to differ materially from those expressed in such forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, those factors and risks described under the section entitled “Risk Factors” in Apollo's and the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the Securities and Exchange Commission (the “SEC”). The forward-looking statements are subject to certain risks, uncertainties and assumptions, which include, but are not limited to, and in each case as a possible result of the proposed transaction on each of Apollo and the Company: the ultimate outcome of the proposed transaction between Apollo and the Company, including the effect of the announcement of the proposed transaction; the ability to operate Apollo's and the Company's respective businesses, including business disruptions; difficulties in retaining and hiring key personnel and employees; the ability to maintain favorable business relationships with customers and other business partners; the terms and timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement and the proposed transaction; the anticipated or actual tax treatment of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction (including the adoption of the merger agreement in respect of the proposed transaction by the Company's stockholders); other risks related to the completion of the proposed transaction and actions related thereto; the ability of Apollo and the Company to integrate the businesses successfully and to achieve value creation from the proposed transaction; global market, political and economic conditions, including in the markets in which Apollo and the Company operate; the ability to secure government regulatory approvals on the terms expected, at all or in a timely manner; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates, and potential recessionary or depressionary conditions; cyber-attacks, information security and data privacy; the impact of public health crises, such as pandemics and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; litigation and regulatory proceedings, including any proceedings that have been or may be instituted against Apollo or the Company related to the proposed transaction; and disruptions of Apollo's or the Company's information technology systems. These risks, as well as other risks related to the proposed transaction, are included in the Registration Statement (as defined below) and Joint Proxy Statement/Prospectus (as defined below) that was filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement and Joint Proxy Statement/Prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other unknown or unpredictable factors also could have a material adverse effect on Apollo's and the Company's business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, neither Apollo nor the Company undertakes (and each of Apollo and the Company expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

2 Disclaimer No Offer or Solicitation This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. Additional Information Regarding the Transaction and Where to Find It This presentation is being made in respect of the proposed transaction between Apollo and the Company. In connection with the proposed transaction, Apollo filed with the SEC a registration statement on Form S-4 on April 11, 2025, which was subsequently amended on May 12, 2025, and declared effective on May 14, 2025, and which constitutes a prospectus of Apollo for the issuance of Apollo common stock (the “Registration Statement”) and which also includes a proxy statement of the Company for the Company stockholder meeting (together with any amendments or supplements thereto, and together with the Registration Statement, the “Joint Proxy Statement/Prospectus”). Each of Apollo and the Company may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement or Joint Proxy Statement/Prospectus or any other document that Apollo or the Company may file with the SEC. The definitive Joint Proxy Statement/Prospectus was mailed to stockholders of the Company beginning on or about May 16, 2025. INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors can obtain free copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents containing important information about Apollo, the Company and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Apollo will be available free of charge by accessing the Investor Relations section of Apollo's website at https://ir.apollo.com. Copies of the documents filed with, or furnished to, the SEC by the Company will be available free of charge by accessing the Investor Relations section of the Company's website at https://www.bridgeig.com. The information included on, or accessible through, Apollo's or the Company's website is not incorporated by reference into this communication. Participants in the Solicitation Apollo, the Company, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in respect of the proposed transaction. Information about the directors and executive officers of Apollo, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its Proxy Statement on Schedule 14A, dated April 25, 2025 (the “Apollo Annual Meeting Proxy Statement”), which is filed with the SEC. Any changes in the holdings of Apollo's securities by Apollo's directors or executive officers from the amounts described in the Apollo Annual Meeting Proxy Statement have been or will be reflected in Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC's website at www.sec.gov. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in its most recent Annual Report on Form 10-K (the “Annual Report”), which is filed with the SEC. Any changes in the holdings of the Company's securities by the Company's directors or executive officers from the amounts described in the Annual Report have been or will be reflected on Forms 3, Forms 4 or Forms 5, subsequently filed with the SEC and available at the SEC's website at www.sec.gov. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the Registration Statement and the Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions.

3 Disclaimer Industry Information Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Non-GAAP Financial Measures This presentation uses financial measures that are not presented in accordance with generally accepted accounted principles in the United States (“GAAP”), such as Distributable Earnings, Fee Related Earnings, Fee Related Revenues and Performance Related Earnings, to supplement financial information presented in accordance with GAAP. There are limitations to the use of the non-GAAP financial measures presented in this presentation. For example, the non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies may calculate non-GAAP financial measures differently than the Company, limiting the usefulness of those measures for comparative purposes. Throughout this presentation, all current period amounts are preliminary and unaudited.

4 GAAP Income Statement GAAP Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended June 30, Six Months Ended June 30, ($ in thousands, except shares and per share amounts) 2025 2024 2025 2024 Revenues: Fund management fees $ 58,465 $ 61,453 $ 117,773 $ 122,558 Property management and leasing fees 16,693 17,763 33,686 37,700 Construction management fees 1,705 1,814 2,994 3,511 Development fees 1,038 828 2,084 1,659 Transaction fees 4,816 6,404 8,009 13,204 Fund administration fees 4,845 4,579 9,705 9,636 Insurance premiums 5,811 6,405 11,597 11,102 Other asset management and property income 3,166 5,514 6,996 8,179 Total revenues 96,539 104,760 192,844 207,549 Investment income (loss): Performance allocations: realized 4,872 7,063 9,584 20,032 Performance allocations: unrealized 1,466 18,533 (10,944) (43,138) Total investment income (loss) 6,338 25,596 (1,360) (23,106) Expenses: Employee compensation and benefits 61,472 62,681 126,332 125,521 Performance allocations compensation: realized 3,396 3,748 6,223 11,156 Performance allocations compensation: unrealized 404 (1,150) 1,494 2,027 Loss and loss adjustment expenses 5,952 4,436 17,297 7,118 Third-party operating expenses 2,562 3,476 5,244 7,512 General and administrative expenses 18,232 9,397 46,344 20,747 Depreciation and amortization 4,741 4,510 9,541 9,946 Total expenses 96,759 87,098 212,475 184,027 Other (expense) income: Realized and unrealized (losses) gains, net (1,835) (3,273) (9,313) (7,503) Interest income 4,203 4,351 8,056 10,141 Interest expense (6,232) (6,846) (12,454) (14,210) Total other expense (3,864) (5,768) (13,711) (11,572) Income (loss) before provision for income taxes 2,254 37,490 (34,702) (11,156) Income tax benefit (expense) 538 (9,996) (108) 1,851 Net income (loss) 2,792 27,494 (34,810) (9,305) Net income (loss) attributable to non-controlling interests in Bridge Investment Group Holdings LLC 1,898 13,825 (11,243) (28,095) Net income (loss) income attributable to Bridge Investment Group Holdings LLC 894 13,669 (23,567) 18,790 Net income (loss) attributable to non-controlling interests in Bridge Investment Group Holdings Inc. 1,376 16,100 (10,910) 11,403 Net (loss) income attributable to Bridge Investment Group Holdings Inc. $ (482) $ (2,431) $ (12,657) $ 7,387 Financial Results • GAAP Net income was $2.8 million for the 2nd quarter. • GAAP Net loss attributable to Bridge Investment Group Holdings Inc. was $0.5 million for the 2nd quarter. • Loss per share of Class A common stock - basic and diluted was $0.01 for the 2nd quarter, which was attributed to approximately $4.7 million of transaction costs related to the Apollo Merger Agreement and credit losses of $3.5 million due to the write off of principal, interest and fees on a note receivable related to Bridge Office Fund I.

5 Financial Highlights 2ND Quarter 2025 overview Key Operating Metrics Business Update • Bridge declared a dividend of $0.045 per share of its Class A common stock, payable on August 29, 2025 to its Class A common stockholders of record at the close of business on August 15, 2025. Bridge anticipates that this will be its final dividend, as it expects to complete the transaction with Apollo in early September 2025, subject to the satisfaction or waiver of customary closing conditions. • At the end of the second quarter of 2025, the Company had $3.2 billion of dry powder, a majority of which is in our real estate equity and credit vehicles. ($ in MM, except per share data or as noted) Q2 2025 Q2 2024 YoY Change % LTM Q2 2025 LTM Q2 2024 YoY Change % Total Revenue $96.5 $104.8 (8)% $397.7 $407.9 (3)% GAAP Net Income (Loss) $2.8 $27.5 (90)% $(8.8) $(26.5) 67% Loss per share, Basic $(0.01) $(0.11) 91% $(0.42) $(0.11) (282)% Fee Related Earnings (“FRE”) to the Operating Company $28.0 $35.9 (22)% $119.3 $134.4 (11)% Distributable Earnings (“DE”) of the Operating Company $25.7 $35.5 (28)% $103.5 $133.8 (23)% After-tax DE per share $0.14 $0.19 (26)% $0.56 $0.72 (22)% Q2 2025 Q2 2024 YoY Change % LTM Q2 2025 LTM Q2 2024 YoY Change % Gross AUM $50.2 Bn $48.9 Bn 3% $50.2 Bn $48.9 Bn 3% Fee-Earning AUM $21.9 Bn $21.5 Bn 2% $21.9 Bn $21.5 Bn 2% Capital Raised $0.5 Bn $0.3 Bn 59% $2.1 Bn $1.1 Bn 91% Capital Deployed $0.5 Bn $0.4 Bn 40% $2.3 Bn $2.3 Bn —% Dry Powder $3.2 Bn $3.1 Bn 3% $3.2 Bn $3.1 Bn 3% Realized Performance Allocations $4.9 $7.1 (31)% $38.8 $51.0 (24)% Unrealized Accrued Performance Allocations $328.6 $338.9 (3)% $328.6 $338.9 (3)%

6 $25.2 $36.3 $43.3 $47.7 $49.8 $48.9 $50.2 2020 2021 2022 2023 2024 Q2 2024 Q2 2025 Gross Assets Under Management (AUM) ($ in Bn) Fee-Earning Assets Under Management (FEAUM) ($ in Bn) Gross AUM and Fee-Earning AUM ~18% 5-Yr CAGR (2Q’20 vs 2Q’25) $10.2 $13.4 $17.3 $21.7 $22.3 $21.5 $21.9 2020 2021 2022 2023 2024 Q2 2024 Q2 2025 ~19% 5-Yr CAGR (2Q’20 vs 2Q’25)

7 $166 $254 $320 $295 $324 $311 $310 Recurring Fund Management Fee Revenue Catch-up Fund Management Fee Revenue Transaction and Other Fee Revenue 2020 2021 2022 2023 2024 LTM 2Q24 LTM 2Q25 $232 $330 $409 $391 $412 $408 $398 2020 2021 2022 2023 2024 LTM 2Q24 LTM 2Q25 Total Revenues ($ in MM) Fee Related Revenue ($ in MM) Total Revenues and Fee Related Revenue ~12% 5-Yr CAGR (2Q’20 vs 2Q’25) Fund Mgmt. Fees (Recurring & Catch-up): ~18% 5-Yr CAGR (2Q’20 vs 2Q’25) Total Fee Related Revenue: ~13% 5-Yr CAGR (2Q’20 vs 2Q’25) 1 Netted out for placement agent fees (allocated pro rata between recurring and catch-up fund management fees). 1 1

8 Distributable Earnings • Q2 2025 compared to prior quarter decreased related to a reduction in fund related revenues and the timing and amount of realization of performance allocations. • Net insurance loss due to claims settled in our captive insurance company during 2025. • Q2 2025 reduction in interest expense due to limited activity on our revolver. Fee Related Earnings • Q2 2025 increase in compensation and benefits largely due to merit increases and variable compensation. Non-GAAP financial measures Three Months Ended June 30, Last Twelve Months Ended June 30, ($ in thousands) 2025 2024 2025 2024 Fund-level fee revenues Fund management fees $ 58,465 $ 61,193 $ 241,177 $ 239,001 Fee related performance revenue — — 6,214 — Transaction fees 4,816 6,404 22,312 26,612 Total net fund-level fee revenues 63,281 67,597 269,703 265,613 Net earnings from Bridge property operators 929 1,778 4,790 9,548 Development fees 1,038 828 3,802 2,905 Fund administration fees 4,845 4,653 17,979 19,114 Other asset management and property income 3,141 5,514 14,037 14,560 Fee Related Revenues 73,234 80,370 310,311 311,740 Cash-based employee compensation and benefits (39,988) (38,715) (165,618) (151,417) Net administrative expenses (6,376) (6,696) (25,538) (25,907) Fee Related Expenses (46,364) (45,411) (191,156) (177,324) Total Fee Related Earnings 26,870 34,959 119,155 134,416 Total Fee Related Earnings attributable to non-controlling interests 1,100 924 139 (12) Total Fee Related Earnings to the Operating Company 27,970 35,883 119,294 134,404 Realized performance allocations and incentive fees 4,872 7,063 32,560 49,547 Realized performance allocations and incentive fees compensation (3,396) (3,748) (18,612) (16,708) Net realized performance allocations attributable to non- controlling interests (310) (1,608) (5,933) (18,556) Net insurance income (loss) (141) 1,969 (9,838) 6,009 Earnings from investments in real estate1 — — — 537 Net investment and interest income (expense) and realized gain (loss) (3,270) (4,072) (13,990) (21,483) Distributable Earnings attributable to the Operating Company $ 25,725 $ 35,487 $ 103,481 $ 133,750 Distributable After-Tax Earnings per share of Class A common stock —Basic and Diluted $ 0.14 $ 0.19 $ 0.56 $ 0.72 Weighted-average shares of Class A common stock outstanding— Basic and Diluted 35,889,995 32,461,347 34,346,867 29,389,787 1 Earnings from investments in real estate is offset by interest expense related to GP Lenders. Fee Related Revenues • Q2 2025 decrease in total net fund- level fee revenues driven by a reduction in management fees attributed to dispositions in our Credit and Seniors Housing strategies, the conversion of fee basis from invested capital to NAV for Newbury Fund III, which was effective Q3 2024, and Newbury Fund IV, which was effective Q2 2025, as well as the timing of transaction fees from deployment for our Development (Opportunity Zone) and Multifamily strategies.

9 $320 $303 $334 $153 $305 $607 $821 $209 $476 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 • $476 million of capital raised in Q2 2025 driven by Credit strategies. • 97% of inflows were institutional and 3% were from individual investors. • $509 million of deployment in Q2 2025 mostly driven by Multifamily, Logistics and Net Lease strategies. • Does not include approximately $1.0 billion of recycled capital activity within Credit strategies. • Fee-earning AUM as of Q2 2025 was relatively flat to Q1 2025. • AUM increased 2% in Q2 2025 compared to Q1 2025 primarily due to appreciation in our Secondaries, Credit and Multifamily strategies. Capital Raised ($ in MM) Fee-earning AUM drivers $43Total AUM: $49 $49 $49 $48 $48 $49 $49 $50 $490 $706 $896 $332 $364 $617 $562 $576 $509 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $22.2 $21.8 $21.7 $22.0 $21.5 $21.8 $22.3 $22.0 $21.9 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 1 AUM and FEAUM as of Q1 2023 includes the acquisition of Newbury Partners, LLC which closed on March 31, 2023. Deployment ($ in MM) Fee-Earning Assets Under Management ($ in Bn)1

10 Management Fees ($ in MM) Fee related revenue summary Transaction Fees ($ in MM) Fee Related Revenue ($ in MM) • Recurring fund management fees decreased during Q2 2025 compared to Q1 2025 largely attributed to the change in fees basis for Newbury Fund IV as well as from dispositions in Bridge Debt Strategies Fund IV. • Catch-up management fees were $0.3 million in Q2 2025 compared to $0.1 million in Q1 2025. • Transaction fees increased in Q2 2025 compared to Q1 2025 largely due to the timing of deployment in our logistics, development (opportunity zone) and multifamily strategies. $5 $10 $4 $7 $6 $6 $8 $3 $5 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $60 $62 $55 $61 $61 $61 $62 $59 $58 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $11 $10 $12 $11 $13 $15 $12 $10 $10 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $76 $81 $71 $79 $80 $82 $82 $73 $73 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 All Other Fees ($ in MM)

11 1 As of June 30, 2025. 2 Weighted-average fund life for closed-end funds as of June 30, 2025. Long duration capital drives fee visibility Fee-Earning AUM1 Multifamily 17% Workforce & Affordable Housing 10% Seniors Housing 5% Single-Family Rental 2% Development 19%Office 1% Logistics 3% Net Lease Income 2% Debt 22% Agency MBS 1% Secondaries 18% Fee-Earning AUM by Remaining Duration1 10+ Years, 3% 7-10 Years, 48% 5-7 Years, 17% 3-5 Years, 10% 0-3 Years, 19% Perpetual, 3% • $476 million of capital raised in Q2 2025, which increased by 53% year-over-year compared to Q2 2024. • Commitments on capital raised in the 2nd quarter averaged 8.4 years in duration. • 68% of total FEAUM is greater than 5 years of remaining duration, with a weighted-average FEAUM remaining duration of 6.0 years.2 • Over 97% of FEAUM is in long-term, closed end funds with no redemption features.

12 $34 $37 $29 $33 $35 $32 $37 $23 $27 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Total Revenues & GAAP Net Income (Loss) ($ in MM) Earnings summary Fee Related Earnings & Distributable Earnings attributable to the Operating Company ($ in MM) • Fee Related Earnings to the Operating Company in Q2 2025 increased 14% quarter over quarter driven by an increase in transaction fees and fee related performance revenue, coupled with a reduction in net administrative expenses. • Distributable Earnings to the Operating Company increased 52% quarter over quarter largely due to the timing and amount of net insurance loss. Fee Related Earnings & Margin ($ in MM) $99 $106 $94 $103 $105 $102 $103 $96 $97 $(3) $(18) $1 $(37) $27 $11 $15 $(38) $3 Total Revenues GAAP Net Income (Loss) Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $35 $36 $29 $34 $36 $32 $34 $25 $28 $35 $41 $25 $32 $35 $28 $33 $17 $26 Fee Related Earnings attributable to Operating Company Distributable Earnings attributable to Operating Company Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 45% 46% 41% 42% 43% 39% 45% 32% 37%Margin:

13 Compelling fund-level track record This is a summary only. Please refer to Appendix for the Notes to Performance Summary on slide 33 for additional information. • Strong performance by residential housing funds driven by Bridge’s vertical integration. • Excludes performance for funds currently raising capital, including in Logistics, Net Lease Income, Secondaries, Agency MBS, Renewable Energy, Debt and Opportunity Zones. 1 Bridge Multifamily V is approximately 75% called with approximately $0.6 billion of dry powder available to deploy before the end of the extended investment period in December 2025. As of June 30, 2025 Closed-End Funds Investor Levered Investor Unlevered (Investment Period Beginning, Ending Date) Net IRR Net IRR Equity Strategies Funds Multifamily Bridge Multifamily I (Mar 2009, Mar 2013) 15.1% 15.1 % Bridge Multifamily II (Apr 2012, Apr 2015) 23.0% 22.5 % Bridge Multifamily III (Jan 2015, Jan 2018) 18.4% 17.9 % Bridge Multifamily IV (Jun 2018, Jun 2021) 10.7% 10.5 % Bridge Multifamily V (Jul 2021, to present)1 (13.9) % (12.9) % Bridge Multifamily Continuation Vehicle (N/A) 12.5% 12.5 % Total Multifamily Funds 12.6% 12.4 % Workforce & Affordable Housing Bridge Workforce Housing I (Aug 2017, Aug 2020) 9.6% 9.7 % Bridge Workforce Housing II (Aug 2020, Aug 2024) 0.4% 0.5 % Total Workforce & Affordable Housing Funds 4.9% 5.0 % Seniors Housing Bridge Seniors I (Jan 2014, Jan 2018) (4.7) % (4.5) % Bridge Seniors II (Mar 2017, Mar 2020) (0.8) % (0.7) % Bridge Seniors III (Nov 2020, Nov 2024) 6.4% 6.2 % Total Seniors Housing Funds (2.5) % (2.3) % Office Bridge Office I (Jul 2017, Jul 2020) *** *** Bridge Office II (Dec 2019, Dec 2022) (21.2) % (18.2) % Total Office Funds *** *** Secondaries Newbury Equity Partners I (Sep 2006, Mar 2013) 8.2% 8.1 % Newbury Equity Partners II (Oct 2009, Oct 2015) 14.8% 14.7 % Newbury Equity Partners III (Jul 2013, Mar 2019) 13.5% 11.9 % Newbury Equity Partners IV (May 2017, Feb 2023) 13.4% 11.5 % Newbury Equity Partners V (Nov 2019, to present) 9.7% 8.2 % Total Secondaries Funds 11.7% 10.9 % Single-Family Rental Bridge SFR Predecessor Fund I (Jan 2013, Jan 2015) 15.7% 15.7 % Bridge SFR Predecessor Fund II (Jan 2015, Jan 2017) 16.5% 16.5 % Bridge SFR Predecessor Fund III (Aug 2019, Aug 2022) 12.1% 12.1 % Bridge Single-Family Rental IV (Jan 2022, to present) 7.6% 7.4 % Total Single-Family Rental Funds 14.8% 14.7 % Logistics Value Bridge Logistics Value I (Nov 2021, Dec 2024) (2.7) % (1.3) % Total Logistics Value Fund (2.7) % (1.3) % Opportunity Zone Opportunity Zone I (Apr 2019, Dec 2019) (4.2) % (4.0) % Opportunity Zone II (Nov 2019, Jun 2020) (4.1) % (4.1) % Total Opportunity Zone Fund (4.2) % (4.0) % Debt Strategies Funds Bridge Debt I (Sep 2014, Sep 2017) 5.9% 5.9 % Bridge Debt II (Jul 2016, Jul 2019) 7.0% 6.9 % Bridge Debt III (May 2018, May 2021) 8.5% 8.5 % Bridge Debt IV (Nov 2020, Nov 2024) 9.3% 8.9 % Total Debt Strategies Funds 8.4% 8.2%

14 $0.04 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Distributable earnings and capitalization Balance Sheet ($ in MM) As of June 30, 2025 After-Tax Distributable Earnings Per Share $0.20 $0.22 $0.14 $0.17 $0.19 $0.15 $0.18 $0.09 $0.14 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Assets Cash and cash equivalents $ 72.8 Restricted cash 11.2 Marketable securities, at fair value 14.7 Receivables from affiliates 35.7 Notes receivable from affiliates 43.4 Other assets 70.8 Other investments 174.8 Accrued performance allocations 328.6 Intangible assets, net 115.0 Goodwill 233.6 Deferred tax assets, net 77.4 Total assets $ 1,178.0 Liabilities Accrued performance allocations compensation $ 59.1 Accrued compensation and benefits 34.9 Accounts payable and accrued expenses 38.9 Due to affiliates 78.2 General Partner Notes Payable, at fair value 2.2 Insurance loss reserves 25.3 Self-insurance reserves 1.9 Other liabilities 35.4 Notes payable 447.7 Total liabilities $ 723.7 (Loss) Earnings Per Share of Class A Common Stock - Diluted $(0.24) $(0.04) $(0.20) $(0.05) $(0.11) $(0.15) $(0.37) $(0.01)

Company Overview 15

16 Multifamily 17.7% Workforce & Affordable Housing 12.0% Seniors Housing 4.4% Single-Family Rental 2.7% Development 17.0% Office 2.2% Logistics 3.4% Net Lease Income 1.7% Debt 23.8% Agency MBS 5.4% Secondaries 9.6% Bridge Investment Group overview A leading vertically integrated alternative investment manager, diversified across specialized asset classes Nationwide, “boots on the ground” team and scalable infrastructure with active asset management, property management, leasing, and construction management Ranked #13 global private equity real estate firm for fundraising by PERE (June 2024) Loyal global investor base with ~$15.7Bn of capital raised over the last five years2 Key Stats1 $50.2Bn Gross AUM ~$700MM Principal, Employee, and Affiliate Capital Commitments LTM Q2 2025 Pre-Tax Distributable Earnings $103.5MM AUM by Strategy1 Equity Strategies Credit Strategies 1Q20-1Q25 Recurring Fund Management Fees CAGR2 ~18% Experienced and aligned management team leading a deep and talented organization Track record of strong organic and inorganic growth with proven ability to grow new business lines 1 As of June 30, 2025. 2 From July 1, 2020 through June 30, 2025.

17 Bridge’s differentiated approach drives results 1Plus approximately 2,800 professionals employed through a professional employment organization at sites managed by Bridge Senior Living. Data-driven approach to market selection, incorporating intel from our local ~2,250 on the ground colleagues1 and macroeconomic factors and trends to help identify prime growth markets with long-term growth potential. We seek to provide life- enhancing social & community programs at certain real estate assets to advance social and economic mobility, environmental sustainability and equity and inclusion. Citizenship initiatives, including charitable giving and diversity & inclusion are embedded into firm governance and structure. Our vertically integrated model allows us to maintain control over the value chain and promotes knowledge sharing, while also providing quality operating execution at a lower cost. Streamlined platform-wide procurement process provides substantial economies of scale and cost efficiencies.

Appendix 18

19 As of ($ in thousands) June 30, 2025 December 31, 2024 Assets (Unaudited) (Audited) Cash and cash equivalents $ 72,819 $ 90,599 Restricted cash 11,234 11,832 Marketable securities, at fair value 14,678 21,119 Receivables from affiliates 35,715 54,312 Notes receivable from affiliates 43,409 41,878 Other assets 70,808 75,057 Other investments 174,757 181,160 Accrued performance allocations 328,616 339,560 Intangible assets, net 114,968 123,139 Goodwill 233,584 233,584 Deferred tax assets, net 77,376 75,142 Total assets $ 1,177,964 $ 1,247,382 Liabilities and equity Accrued performance allocations compensation $ 59,104 $ 57,610 Accrued compensation and benefits 34,918 53,215 Accounts payable and accrued expenses 38,944 39,188 Due to affiliates 78,178 73,693 General Partner Notes Payable, at fair value 2,222 2,782 Insurance loss reserves 25,275 21,260 Self-insurance reserves 1,911 2,844 Other liabilities 35,416 43,565 Notes payable 447,690 447,325 Total liabilities $ 723,658 $ 741,482 Total equity $ 454,306 $ 505,900 Total liabilities and equity $ 1,177,964 $ 1,247,382 GAAP condensed consolidated balance sheets

20 Appendix Unaudited Historical Non-GAAP Measures Three Months Ended ($ in thousands) 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Net income (loss) $ (2,760) $ (17,894) $ 677 $ (36,800) $ 27,494 $ 10,583 $ 15,440 $ (37,603) $ 2,792 Income tax expense (benefit) 7,468 1,107 3,396 (11,846) 9,996 (2,433) 5,779 645 (538) Income (loss) before provision for income taxes 4,708 (16,787) 4,073 (48,646) 37,490 8,150 21,219 (36,958) 2,254 Depreciation and amortization 5,118 5,275 4,873 5,437 4,510 4,997 4,928 4,800 4,741 Impact of fund consolidation 2,259 1,314 287 335 (2,664) (710) (194) (67) — Less: Unrealized performance allocations 19,284 50,940 (4,519) 61,670 (18,533) (612) (93) 12,410 (1,466) Plus: Unrealized performance allocations compensation (4,649) 1,788 6,961 3,178 (1,150) 759 1,273 1,090 404 Less: Unrealized (gains) losses, net 1,368 (1,113) 6,512 1,868 4,859 4,043 (421) 7,509 1,837 Plus: Other (income) expenses, net — — 2,112 — — — 1,437 — — Plus: Share-based compensation 11,119 10,655 9,694 11,810 12,732 10,624 13,072 11,250 10,005 Plus: Transaction and non-recurring costs — 80 4,562 642 424 2,848 761 17,316 8,403 Less: Net realized performance allocations attributable to non-controlling interests (5,066) (10,280) (4,220) (2,448) (1,608) (862) (4,108) (653) (310) Less: Cash income attributable to non-controlling interests in subsidiaries 865 (1,074) (5,041) (1,675) (573) (1,008) (5,322) 278 (143) Distributable Earnings attributable to the Operating Company $ 35,006 $ 40,798 $ 25,294 $ 32,171 $ 35,487 $ 28,229 $ 32,552 $ 16,975 $ 25,725 Realized performance allocations and incentive fees (8,466) (20,225) (9,290) (12,969) (7,063) (5,398) (17,578) (4,712) (4,872) Realized performance allocations and incentive fees compensation 498 2,713 2,840 7,407 3,748 3,154 9,235 2,827 3,396 Net realized performance allocations to non-controlling interests 5,066 10,280 4,220 2,448 1,608 862 4,108 653 310 Net insurance (income) loss (1,801) (1,701) (324) (2,015) (1,969) 1,611 2,527 5,559 141 (Earnings) losses from investments in real estate (215) (537) — — — — — — — Net investment and interest (income) expense and realized (gain) loss 5,006 4,711 5,799 6,901 4,072 3,900 3,557 3,263 3,270 Plus: Fee related income attributable to non-controlling interests in subsidiaries (865) 1,074 581 (719) (924) (110) 2,245 (1,174) (1,100) Total Fee Related Earnings $ 34,229 $ 37,113 $ 29,120 $ 33,224 $ 34,959 $ 32,248 $ 36,646 $ 23,391 $ 26,870 Total Fee Related Earnings attributable to non-controlling interests 865 (1,074) (581) 719 924 110 (2,245) 1,174 1,100 Total Fee Related Earnings attributable to the Operating Company $ 35,094 $ 36,039 $ 28,539 $ 33,943 $ 35,883 $ 32,358 $ 34,401 $ 24,565 $ 27,970

21 Appendix Unaudited Historical Non-GAAP Measures Three Months Ended ($ in thousands) 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Fund-level fee revenues Fund management fees $ 60,353 $ 61,584 $ 55,040 $ 61,184 $ 61,193 $ 61,106 $ 62,298 $ 59,308 $ 58,465 Fee related performance revenue — — — — — 5,036 1,178 — — Transaction fees 4,682 9,679 3,729 6,800 6,404 6,279 8,024 3,193 4,816 Total net fund-level fee revenues 65,035 71,263 58,769 67,984 67,597 72,421 71,500 62,501 63,281 Net earnings from Bridge property operators 2,828 2,142 2,891 2,737 1,778 951 2,495 415 929 Development fees 1,337 247 999 831 828 896 822 1,046 1,038 Fund administration fees 4,304 4,556 4,773 5,132 4,653 4,300 3,974 4,860 4,845 Other asset management and property income 2,636 3,289 3,092 2,665 5,514 3,906 3,169 3,821 3,141 Fee Related Revenues 76,140 81,497 70,524 79,349 80,370 82,474 81,960 72,643 73,234 Cash-based employee compensation and benefits (35,248) (37,275) (35,518) (39,909) (38,715) (44,779) (39,013) (41,838) (39,988) Net administrative expenses (6,663) (7,109) (5,886) (6,216) (6,696) (5,447) (6,301) (7,414) (6,376) Fee Related Expenses (41,911) (44,384) (41,404) (46,125) (45,411) (50,226) (45,314) (49,252) (46,364) Total Fee Related Earnings 34,229 37,113 29,120 33,224 34,959 32,248 36,646 23,391 26,870 Total Fee Related Earnings attributable to non-controlling interests 865 (1,074) (581) 719 924 110 (2,245) 1,174 1,100 Total Fee Related Earnings to the Operating Company 35,094 36,039 28,539 33,943 35,883 32,358 34,401 24,565 27,970 Realized performance allocations and incentive fees 8,466 20,225 9,290 12,969 7,063 5,398 17,578 4,712 4,872 Realized performance allocations and incentive fees compensation (498) (2,713) (2,840) (7,407) (3,748) (3,154) (9,235) (2,827) (3,396) Net realized performance allocations attributable to non- controlling interests (5,066) (10,280) (4,220) (2,448) (1,608) (862) (4,108) (653) (310) Net insurance income (loss) 1,801 1,701 324 2,015 1,969 (1,611) (2,527) (5,559) (141) Earnings from investments in real estate 215 537 — — — — — — — Net investment and interest income (expense) and realized gain (loss) (5,006) (4,711) (5,799) (6,901) (4,072) (3,900) (3,557) (3,263) (3,270) Distributable Earnings attributable to the Operating Company $ 35,006 $ 40,798 $ 25,294 $ 32,171 $ 35,487 $ 28,229 $ 32,552 $ 16,975 $ 25,725

22 Appendix Unaudited Historical Reconciliation of Non-GAAP Distributable Earnings per Share Three Months Ended ($ in thousands, except per share and per share amounts) 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Numerator: Distributable Earnings ("DE") attributable to the Operating Company $ 35,006 $ 40,798 $ 25,294 $ 32,171 $ 35,487 $ 28,229 $ 32,552 $ 16,975 $ 25,725 Less: DE attributable to non-controlling interests in the Operating Company (26,436) (30,665) (18,704) (22,734) (24,812) (19,723) (22,728) (11,590) (17,472) DE attributable to Bridge Investment Group Holdings Inc. 8,570 10,133 6,590 9,437 10,675 8,506 9,824 5,385 8,253 Less: Income allocated to participating Restricted Shares (1,998) (2,393) (1,445) (2,177) (2,372) (1,796) (2,039) (1,143) (1,714) DE available to common shareholders 6,572 7,740 5,145 7,260 8,303 6,710 7,785 4,242 6,539 Income tax benefit (expense) (1,643) (1,935) (1,286) (1,815) (2,076) (1,678) (1,946) (1,061) (1,635) After-tax DE available to common shareholders $ 4,929 $ 5,805 $ 3,859 $ 5,445 $ 6,227 $ 5,033 $ 5,839 $ 3,181 $ 4,904 Denominator: Weighted-average shares of Class A Common stock outstanding— Basic and Diluted 25,143,289 25,956,587 27,798,236 31,342,979 32,461,347 32,991,925 33,194,308 35,311,240 35,889,995 After-Tax Non-GAAP Distributable Earnings Per Share $ 0.20 $ 0.22 $ 0.14 $ 0.17 $ 0.19 $ 0.15 $ 0.18 $ 0.09 $ 0.14

23 Appendix Unaudited Historical Non-GAAP to GAAP Reconciliation Three Months Ended ($ in thousands) 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Realized performance allocations and incentive fees $ 8,466 $ 20,225 $ 9,290 $ 12,969 $ 7,063 $ 5,398 $ 17,578 $ 4,712 $ 4,872 Fee related performance revenue — — — — — 5,036 1,178 — — Incentive fees (41) — — — — — — — — Performance allocations, realized $ 8,425 $ 20,225 $ 9,290 $ 12,969 $ 7,063 $ 10,434 $ 18,756 $ 4,712 $ 4,872 Cash-based employee compensation and benefits $ 35,248 $ 37,275 $ 35,518 $ 39,909 $ 38,715 $ 44,779 $ 39,013 $ 41,838 $ 39,988 Compensation expense of Bridge property operators 10,009 10,627 9,546 11,121 11,234 11,743 10,288 11,772 11,479 Share-based compensation 11,119 10,655 9,694 11,810 12,732 10,624 13,072 11,250 10,005 Fee related performance revenue compensation expense — — — — — (3,011) (707) — — Employee compensation and benefits $ 56,376 $ 58,557 $ 54,758 $ 62,840 $ 62,681 $ 64,135 $ 61,666 $ 64,860 $ 61,472 Realized performance allocations and incentive compensation $ 498 $ 2,713 $ 2,840 $ 7,407 $ 3,748 $ 3,154 $ 9,235 $ 2,827 $ 3,396 Incentive fees compensation (3) (1) — — — — — — Fee related performance revenue compensation expense — — — — — 3,011 707 — — Performance allocations compensation, realized $ 495 $ 2,712 $ 2,840 $ 7,407 $ 3,748 $ 6,165 $ 9,942 $ 2,827 $ 3,396 Administrative expenses, net of Bridge property operators $ 6,663 $ 7,109 $ 5,886 $ 6,216 $ 6,696 $ 5,447 $ 6,301 $ 7,414 $ 6,376 Administrative expenses of Bridge property operators 3,976 4,304 3,924 3,738 3,090 3,477 3,656 3,421 3,453 Transaction and non-recurring costs — 80 4,562 642 424 2,850 762 17,316 8,403 Impact of fund consolidation 2,233 649 926 753 (813) 568 11 (38) — General and administrative expenses $ 12,872 $ 12,142 $ 15,298 $ 11,349 $ 9,397 $ 12,342 $ 10,730 $ 28,113 $ 18,232 Unrealized gains (losses) $ (1,368) $ 1,113 $ (6,512) $ (1,868) $ (4,859) $ (4,043) $ 421 $ (7,509) $ (1,837) Net investment and interest income (expense) and realized gain (loss) (5,006) (4,711) (5,799) (6,901) (4,072) (3,900) (3,557) (3,263) (3,270) Other income (expense), net — — (2,112) — — — (1,437) — — Impact of fund consolidation — (334) 867 571 1,666 1,390 205 29 — Non-FRE income attributable to non-controlling interest in subsidiaries — — 4,461 2,393 1,497 1,118 3,078 896 1,243 Total other expense $ (6,374) $ (3,932) $ (9,095) $ (5,805) $ (5,768) $ (5,435) $ (1,290) $ (9,847) $ (3,864) Cash income attributable to non-controlling interests in subsidiaries $ (865) $ 1,074 $ 581 $ (719) $ (924) $ (632) $ 2,103 $ (1,174) $ (1,100) Non-cash income attributable to non-controlling interest in subsidiaries (607) (374) (2,861) (3,319) (3,370) (1,666) 2,407 (4,168) (822) Non-FRE income attributable to non-controlling interest in subsidiaries — 1,845 4,461 2,393 1,497 1,118 3,078 896 1,243 Impact of fund consolidation (1,607) (792) (512) (582) 866 (533) — — — Realized performance allocations attributable to non-controlling interests 5,066 10,280 4,220 2,448 1,608 1,384 4,250 653 310 Unrealized performance allocations attributable to non-controlling interests (6,173) (31,991) (5,396) (42,142) 14,148 78 (52) (9,348) 2,267 Net (loss) income attributable to non-controlling interests in Bridge Investment Group Holdings LLC $ (4,186) $ (19,958) $ 493 $ (41,921) $ 13,825 $ (251) $ 11,786 $ (13,141) $ 1,898

24 Appendix Unaudited Historical Non-GAAP to GAAP Reconciliation Three Months Ended ($ in thousands) 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 Cash income attributable to non-controlling interests in subsidiaries $ (865) $ 1,074 $ 581 $ (719) $ (924) $ (632) $ 2,103 $ (1,174) $ (1,100) Non-controlling interests - Realized Carry Open-Ended — — — — — 522 142 1 — Total Fee Related Earnings attriubtable to non-controlling interests $ (865) $ 1,074 $ 581 $ (719) $ (924) $ (110) $ 2,245 $ (1,173) $ (1,100) Realized performance allocations attributable to non-controlling interests $ 5,066 $ 10,280 $ 4,220 $ 2,448 $ 1,608 $ 1,384 $ 4,250 $ 653 $ 310 Non-controlling interests - Realized Carry Open-Ended — — — — — (522) (142) (1) — Net realized performance allocations attributable to non-controlling interests $ 5,066 $ 10,280 $ 4,220 $ 2,448 $ 1,608 $ 862 $ 4,108 $ 652 $ 310

25 Appendix AUM Roll Forward (Unaudited) FEAUM Roll Forward (Unaudited) ($ in millions) Three Months Ended June 30, 2025 LTM June 30, 2025 Balance as of beginning of period $21,982 $21,486 Increases (capital raised/deployment)4 209 2,120 Changes in fair market value 5 23 Decreases (liquidations/other)5 (292) (1,725) FEAUM as of end of period $21,904 $21,904 % Change (0.4) % 1.9% 1 New capital / commitments raised generally represents limited partner capital raised by our funds and other vehicles, including any reinvestments in our open-ended vehicles. 2 Distributions / return of capital generally represents the realization proceeds from the disposition of assets, current income, or capital returned to investors. 3 Change in fair value and acquisitions generally represents realized and unrealized activity on investments held by our funds and other vehicles (including changes in fair value and changes in leverage) as well as the net impact of fees, expenses, and non-investment income. 4 Increases generally represents limited partner capital raised or deployed by our funds and other vehicles that is fee earning when raised or deployed, respectively, including any reinvestments in our open-ended vehicles. 5 Decreases generally represents liquidations of investments held by our funds or other vehicles or other changes in fee basis, including the change from committed capital to invested capital after the expiration or termination of the investment period. ($ in millions) Three Months Ended June 30, 2025 LTM June 30, 2025 Balance as of beginning of period $49,350 $48,925 New capital / commitments raised1 471 2,049 Distributions / return of capital2 (600) (2,077) Change in fair value and acquisitions3 1,010 1,334 AUM as of end of period $50,231 $50,231 % Change 1.8% 2.7%

26 Appendix FEAUM by Fund (Unaudited) June 30, June 30, ($ in millions) 2025 2024 Bridge Debt Strategies Fund IV $ 2,428 $ 2,774 Bridge Multifamily Fund V 2,239 2,239 Newbury Equity Partners Fund V 1,951 1,951 Bridge Opportunity Zone Fund IV 1,476 1,476 Bridge Workforce Fund II 1,429 1,372 Newbury Equity Partners Fund IV 1,408 1,408 Bridge Multifamily Fund IV 1,315 1,370 Bridge Debt Strategies Fund V 1,012 98 Bridge Opportunity Zone Fund III 997 1,019 Bridge Debt Strategies Fund III 797 840 Bridge Seniors Housing Fund II 765 782 Bridge Opportunity Zone Fund V 550 550 Bridge Logistics U.S. Venture II 470 89 Bridge Opportunity Zone Fund I 458 482 Bridge Workforce Fund I 450 545 Bridge Seniors Housing Fund I 364 615 Bridge Opportunity Zone Fund II 351 408 Newbury Equity Partners Fund III 321 431 Bridge Logistics U.S. Venture I 290 303 Bridge Net Lease Industrial Income Fund 274 307 Bridge Agency MBS Fund 244 271 Bridge Opportunity Zone Fund VI 235 236 Bridge Debt Strategies Fund II 234 246 Bridge Workforce Fund III 234 — Bridge Single-Family Rental Fund IV 233 233 Newbury Equity Partners Fund VI 232 211 Tamina Homes, Inc 218 — Bridge Debt Strategies IV JV Partners 210 474 Bridge Multifamily Continuation Fund 190 190 Bridge Office III JV Partners 92 92 Bridge Office Fund II 76 162 Bridge Debt Strategies III JV Partners 68 79 Bridge Seniors Housing Fund III 63 68 Bridge Industrial Real Estate Income Trust 62 — Bridge Office I JV Partners 51 51 Bridge Solar Energy Development Fund I 35 7 Bridge Single-Family Rental Fund III 32 32 Bridge Debt Strategies II JV Partners 17 44 Bridge Office II JV Partners 9 21 Bridge Solar I JV Partners 9 — Bridge Debt Strategies V JV Partners 8 9 Bridge Workforce II JV Partners 7 — Total FEAUM $ 21,904 $ 21,485

27 Appendix Reconciliation of GAAP Shares of Common Stock Outstanding to Total Shares Outstanding Q2 2025 GAAP Shares of Common Stock Outstanding 37,357,910 Unvested Participating Shares of Common Stock 9,212,419 Total Participating Shares of Common Stock 46,570,329 Participating Partnership Units 94,242,946 Unvested Participating Partnership Units 185,698 Total Shares Outstanding 140,998,973

28 Appendix Reconciliation of GAAP Loss per Share to Distributable Earnings per Share Q2 2025 ($ in thousands, except per share data) Amount Weighted- Average Shares Outstanding Amount per Share Net loss available to Common Shareholders $ (482) 35,889,995 $(0.01) Add: Income (loss) allocated to unvested Participating Shares of Restricted Stock — Net loss attributable to Bridge Investment Group Holdings Inc. $ (482) 45,295,846 $(0.01) Net income attributable to non-controlling interests in Operating Company 1,376 Net income attributable to non-controlling interests in subsidiaries of Operating Company 1,898 Net income $ 2,792 141,189,394 $0.02 Income tax benefit 538 Income before provision for income taxes $ 2,254 141,189,394 $0.02 Depreciation and amortization 4,741 Less: Unrealized performance allocations (1,466) Plus: Unrealized performance allocations compensation 404 Less: Unrealized (gains) losses, net 1,837 Plus: Share-based compensation 10,005 Plus: Transaction and non-recurring costs 8,403 Less: Net realized performance allocations attributable to non-controlling interests (310) Less: Cash income attributable to non-controlling interests in subsidiaries (143) Distributable Earnings attributable to the Operating Company $ 25,725 141,189,394 $0.18 Less: DE attributable to non-controlling interests in the Operating Company 17,472 95,893,548 $0.18 Distributable Pre-Tax Earnings attributable to Bridge Investment Group Holdings Inc. $ 8,253 45,295,846 $0.18 Less: Income allocated to participating Restricted Shares 1,714 Distributable Pre-Tax Earnings available to Common Shareholders $ 6,539 35,889,995 $0.18 Less: Income tax expense 1,635 Distributable After-Tax Earnings available to Common Shareholders $ 4,904 35,889,995 $0.14

29 Appendix Performance Income • The Operating Company receives 24% to 40% of the gross performance allocations. Non-Controlling Interests ($ in thousands) For Three Months Ended June 30, 2025 NON-GAAP FINANCIAL MEASURES Total Fund Management Performance income Fund-level fee revenues Fund management fees $ 58,465 $ 58,465 $ — Transaction fees 4,816 4,816 — Total net fund-level fee revenues 63,281 63,281 — Net earnings from Bridge property operators 929 929 — Development fees 1,038 1,038 — Fund administration fees 4,845 4,845 — Other asset management and property income 3,141 3,141 — Fee Related Revenues 73,234 73,234 — Cash-based employee compensation and benefits (39,988) (39,988) — Net administrative expenses (6,376) (6,376) — Fee Related Expenses (46,364) (46,364) — Total Fee Related Earnings 26,870 26,870 — Total Fee Related Earnings attributable to non-controlling interests 1,100 1,103 (3) Total Fee Related Earnings to the Operating Company 27,970 27,973 (3) Realized performance allocations and incentive fees 4,872 — 4,872 Realized performance allocations and incentive fees compensation (3,396) — (3,396) Net realized performance allocations attributable to non-controlling interests (310) — (310) Net insurance income (loss) (141) (141) — Net investment and interest income (expense) and realized gain (loss) (3,270) (3,270) — Distributable Earnings Attributable to the Operating Company $ 25,725 $ 24,562 $ 1,163

30 Appendix Composition of Fund Management Fees ($ in MM)

31 Investment Performance Summary - As of June 30, 2025 ($ in MM) Appendix Total Investment-Level Fund-Level Returns Closed-End Funds(1) (Investment Period Beginning, Ending Date) Cumulative Fund Committed Capital(2) Unreturned Drawn Capital plus Accrued Pref(3) Cumulative Investment Invested Capital(4) Realized Investment Value(5) Unrealized Investment Value(6) Unrealized Investment MOIC(7) Total Investment Fair Value(8) Total Investment MOIC(9) Investor Levered Net IRR(10) Investor Unlevered Net IRR(11) Equity Strategies Funds Multifamily Bridge Multifamily I (Mar 2009, Mar 2013) $ 124 $ — $ 150 $ 280 $ — N/A $ 280 1.87x 15.1% 15.1 % Bridge Multifamily II (Apr 2012, Apr 2015) 596 — 605 1,264 — N/A 1,264 2.09x 23.0% 22.5 % Bridge Multifamily III (Jan 2015, Jan 2018) 912 — 904 2,004 — N/A 2,004 2.22x 18.4% 17.9 % Bridge Multifamily IV (Jun 2018, Jun 2021) 1,590 1,665 1,547 686 2,112 1.77x 2,797 1.81x 10.7% 10.5 % Bridge Multifamily V (Jul 2021, to present) 2,257 1,940 1,560 86 1,183 0.81x 1,269 0.81x (13.9) % (12.9) % Bridge MF Continuation Vehicle (N/A) 201 233 188 7 241 1.31x 248 1.32x 12.5% 12.5 % Total Multifamily Funds(12) $ 5,680 $ 3,839 $ 4,954 $ 4,327 $ 3,536 1.27x $ 7,863 1.59x 12.6% 12.4 % Workforce & Affordable Housing Bridge Workforce Housing I (Aug 2017, Aug 2020) $ 619 $ 530 $ 604 $ 416 $ 691 1.76x $ 1,107 1.83x 9.6% 9.7 % Bridge Workforce Housing II (Aug 2020, Aug 2024) 1,741 1,750 1,501 204 1,449 1.10x 1,653 1.10x 0.4% 0.5 % Total Workforce & Affordable Housing Funds(12) $ 2,360 $ 2,280 $ 2,105 $ 620 $ 2,140 1.27x $ 2,760 1.31x 4.9% 5.0 % Secondaries Funds Newbury Equity Partners I (Sep 2006, Mar 2013) $ 702 $ — $ 631 $ 1,044 $ 10 1.62x $ 1,054 1.67x 8.2% 8.1 % Newbury Equity Partners II (Oct 2009, Oct 2015) 1,024 — 861 1,537 76 1.74x 1,613 1.87x 14.8% 14.7 % Newbury Equity Partners III (Jul 2013, Mar 2019) 1,102 — 989 1,451 318 1.76x 1,769 1.79x 13.5% 11.9 % Newbury Equity Partners IV (May 2017, Feb 2023) 1,447 670 1,301 1,020 1,372 1.87x 2,391 1.84x 13.4% 11.5 % Newbury Equity Partners V (Nov 2019, to present) 2,000 1,608 1,731 407 2,021 1.39x 2,428 1.40x 9.7% 8.2 % Total Secondaries Funds(12) $ 6,275 $ 2,278 $ 5,513 $ 5,459 $ 3,796 1.64x $ 9,255 1.68x 11.7% 10.9 % Seniors Housing Bridge Seniors I (Jan 2014, Jan 2018) $ 578 $ 930 $ 810 $ 543 $ 208 0.70x $ 751 0.93x (4.7) % (4.5) % Bridge Seniors II (Mar 2017, Mar 2020) 820 1,009 825 404 512 1.16x 916 1.11x (0.8) % (0.7) % Bridge Seniors III (Nov 2020, Nov 2024) 48 51 36 6 49 1.50x 55 1.50x 6.4% 6.2 % Total Seniors Housing Funds(12) $ 1,446 $ 1,990 $ 1,671 $ 953 $ 769 1.00x $ 1,722 1.03x (2.5) % (2.3) % Office Bridge Office I (Jul 2017, Jul 2020) $ 573 $ 815 $ 643 $ 218 $ 17 0.38x $ 235 0.36x *** *** Bridge Office II (Dec 2019, Dec 2022) 208 254 251 84 99 0.78x 183 0.73x (21.2) % (18.2) % Total Office Funds(12) $ 781 $ 1,069 $ 894 $ 302 $ 116 0.58x $ 418 0.47x *** *** Please refer to the Notes to Performance Summary for additional information.

32 Investment Performance Summary - As of June 30, 2025 ($ in MM) Appendix Total Investment-Level Fund-Level Returns Closed-End Funds(1) (Investment Period Beginning, Ending Date) Cumulative Fund Committed Capital(2) Unreturned Drawn Capital plus Accrued Pref(3) Cumulative Investment Invested Capital(4) Realized Investment Value(5) Unrealized Investment Value(6) Unrealized Investment MOIC(7) Total Investment Fair Value(8) Total Investment MOIC(9) Investor Levered Net IRR(10) Investor Unlevered Net IRR(11) Equity Strategies Funds (Continued) Single-Family Rental Bridge SFR Predecessor Fund I (Jan 2013, Jan 2015) $ 51 $ — $ 47 $ 165 $ — N/A $ 165 3.53x 15.7% 15.7 % Bridge SFR Predecessor Fund II (Jan 2015, Jan 2017) 90 — 81 233 — N/A 233 2.88x 16.5% 16.5 % Bridge SFR Predecessor Fund III (Aug 2019, Aug 2022) 34 46 31 19 22 1.34x 41 1.34x 12.1% 12.1 % Bridge Single-Family Rental IV (Jan 2022, to present) 150 186 151 9 194 1.33x 203 1.34x 7.6% 7.4 % Total Single Family Funds(12) $ 324 $ 232 $ 310 $ 426 $ 216 1.33x $ 642 2.08x 14.8% 14.7 % Opportunity Zone Opportunity Zone I (Apr 2019, Dec 2019) $ 509 $ 723 $ 556 $ 65 $ 435 0.90x $ 499 0.90x (4.2) % (4.0) % Opportunity Zone II (Nov 2019, Jun 2020) 441 617 452 26 371 1.01x 398 0.88x (4.1) % (4.1) % Total Opportunity Zone Fund(12) $ 950 $ 1,340 $ 1,008 $ 91 $ 806 0.95x $ 897 0.89x (4.2) % (4.0) % Logistics Value Bridge Logistics Value I (Nov 2021, Dec 2024) $ 336 $ 402 $ 301 $ — $ 300 1.00x $ 300 1.00x (2.7) % (1.3) % Total Logistics Value Fund(12) $ 336 $ 402 $ 301 $ — $ 300 1.00x $ 300 1.00x (2.7) % (1.3) % Debt Strategies Funds Bridge Debt I (Sep 2014, Sep 2017) $ 132 $ — $ 219 $ 264 $ — N/A $ 264 1.21x 5.9% 5.9 % Bridge Debt II (Jul 2016, Jul 2019) 1,002 234 2,856 3,099 157 1.00x 3,256 1.14x 7.0% 6.9 % Bridge Debt III (May 2018, May 2021) 1,624 738 7,081 7,109 734 1.17x 7,843 1.11x 8.5% 8.5 % Bridge Debt IV (Nov 2020, Nov 2024) 2,888 2,403 11,469 10,133 2,396 1.24x 12,529 1.09x 9.3% 8.9 % Total Debt Strategies Funds(12) $ 5,646 $ 3,375 $ 21,625 $ 20,605 $ 3,287 1.21x $ 23,892 1.10x 8.4% 8.2 % Please refer to the Notes to Performance Summary for additional information.

33 Notes to Performance Summary Appendix The investment performance presented herein is intended to illustrate the performance of investments held by the funds and other vehicles we manage and the potential for which is relevant to the performance-based fees to Bridge. Other than the Investor Unlevered Net IRR and the Investor Levered Net IRR numbers presented herein, the cash flows in the investment performance do not reflect the cash flows used in presentations of fund performance due to the fund level expenses, reserves, and reinvested capital. (1) Closed-End Funds represented herein does not include performance for (i) certain Opportunity Zone funds with investments which have not been marked-to-market, and (ii) funds that are currently raising capital, including our open-ended funds. Each fund identified contemplates all associated parallel and feeder limited partnerships in which investors subscribe and accordingly share common management. All intercompany accounts and transactions have been eliminated in the combined presentation. Values and performance presented herein are the combined investor returns gross of any applicable legal entity taxes. (2) Cumulative Fund Committed Capital represents total capital commitments to the fund (excluding joint ventures or separately managed accounts). (3) Unreturned Drawn Capital + Accrued Pref represents the amount the fund needs to distribute to its investors as a return of capital and a preferred return before the General Partner is entitled to receive performance fees or allocations from the fund. (4) Cumulative Investment Invested Capital represents the total cost of investments since inception (including any recycling or refinancing of investments). This figure will differ from Cumulative Paid-In Capital, which represents the total contributions or drawn down commitments from all investors since inception. (5) Realized Investment Value represents net cash proceeds received in connection with all investments, including distributions from investments and disposition proceeds. (6) Unrealized Investment Value represents the estimated liquidation values that are generally based upon appraisals, contracts and internal estimates. There can be no assurance that Unrealized Investment Value will be realized at valuations shown, and realized values will depend on numerous factors including, among others, future asset-level operating results, asset values and market conditions at the time of disposition, transaction costs, and the timing and manner of disposition, all of which may differ from the assumptions on which the Unrealized Investment Fair Value are based. Direct fund investments in real property are held at cost minus transaction expenses for the first six months. (7) Unrealized Investment MOIC represents the Multiple on Invested Capital (“MOIC”) for Total Investment Fair Value associated with unrealized investments before management fees, fund level expenses and carried interest, divided by Cumulative Investment Invested Capital attributable to those unrealized investments. (8) Total Investment Fair Value represents the sum of Realized Investment Value and Unrealized Investment Value, before management fees, expenses and carried interest. (9) Total Investment MOIC represents MOIC for Total Investment Fair Value divided by Cumulative Investment Invested Capital. (10) Investor Levered Net IRR is an annualized realized and unrealized internal rate of return to fee-paying fund investors, computed from inception based on the effective dates of cash inflows (capital contributions) and cash outflows (distributions) and the remaining fair value, net of the investors actual management fees, fund level expenses, and carried interest. Net return information reflects aggregated fund-level returns for fee-paying investors using actual management fees paid by the fund. The actual management fee rates from individual investors will be higher and lower than the actual aggregate fund level rate. This return may differ from actual investor level returns due to timing, variance in fees paid by investors, and other investor-specific investment costs such as taxes. Because IRRs are time-weighted calculations, for newer funds with short measurement periods, IRRs may be amplified by fund leverage and early fund expenses and may not be meaningful. For IRRs calculated with an initial date less than one year from the reporting date, the IRR presented is de-annualized, representing such period’s return. (11) Investor Unlevered Net IRR is an annualized realized and unrealized internal rate of return to fee-paying fund investors, computed from inception based on the effective dates of cash inflows (capital contributions and drawdowns on fund lines of credit) and cash outflows (distributions and repayments on fund lines of credit) and the remaining fair value (after removing outstanding balances on fund lines of credit), net of the investors actual management fees, fund level expenses, and carried interest. Net return information reflects aggregated fund-level returns for fee- paying investors using actual management fees paid by the fund. The actual management fee rates from individual investors will be higher and lower than the actual aggregate fund level rate. Because IRRs are time-weighted calculations, for newer funds with short measurement periods, this IRR may be amplified by early fund expenses and may not be meaningful. For IRRs calculated with an initial date less than one year from the reporting date, the IRR presented is de-annualized, representing such period’s return. (12) Any composite returns presented herein do not represent actual returns received by any one investor and are for illustrative purposes only. Composite performance is based on actual cash flows of the funds within a strategy over the applicable timeframes and are prepared using certain assumptions. Each fund has varied investment periods and investments were made during different market environments; past performance of prior funds within a strategy is not a guarantee of future results. Fund investors generally pay fees based on a defined percentage of total commitments during the investment period and invested capital thereafter, but some fund investors may pay fees based on invested capital for the life of the fund according to the applicable governing documents. Additional information on the calculation of this composite performance, including applicable assumptions and supporting data, can be made available promptly upon request. *** Indicates a negative return that results in an IRR that is incalculable. The returns for Total Office Funds are not presented because Bridge Office I is incalculable.

34 Glossary Assets Under Management Assets under management, or AUM, represents the sum of (a) the fair value of the assets of the funds and vehicles we manage, plus (b) the contractual amount of any uncalled capital commitments to those funds and vehicles (including our commitments to the funds and vehicles and those of Bridge affiliates), plus (c) the fair value of the assets of any REITs managed by our affiliates, including Bridge Investment Group Industrial Real Estate Income Trust (“BIGi”). Our AUM is not reduced by any outstanding indebtedness or other accrued but unpaid liabilities of the assets we manage. Our calculations of AUM and fee-earning AUM may differ from the calculations of other investment managers. As a result, these measures may not be comparable to similar measures presented by other investment managers, and differs from the manner in which our affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF. In addition, our calculation of AUM includes uncalled commitments to (and the fair value of the assets in) the funds and vehicles we manage from Bridge and Bridge affiliates, regardless of whether such commitments or investments are subject to fees. Our definition of AUM is not based on any definition contained in the agreements governing the funds and vehicles we manage or advise. Distributable Earnings Distributable Earnings, or DE, is a key performance measure used in our industry and is evaluated regularly by management in making resource deployment and compensation decisions, and in assessing our performance. DE differs from net income before provision for income taxes, computed in accordance with U.S. GAAP in that it does not include depreciation and amortization, income (loss) from consolidated fund investments, unrealized performance allocations and related compensation expense, unrealized gains (losses), share-based compensation, cash income attributable to non-controlling interests, charges (credits) related to corporate actions and non-recurring items. Although we believe the inclusion or exclusion of these items provides investors with a meaningful indication of our core operating performance, the use of DE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein. This measure supplements and should be considered in addition to and not in lieu of the results of operations discussed further in our most recent annual report on Form 10-K and quarterly report of Form 10-Q under “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Key Components of our Results of Operations—Combined Results of Operations” prepared in accordance with U.S. GAAP. Our calculations of DE may differ from the calculations of other investment managers. As a result, these measures may not be comparable to similar measures presented by other investment managers. Dry Powder Dry Powder represents of uncalled committed capital that is available for investment. Fee-Earning AUM Fee-Earning AUM, or FEAUM, reflects the assets from which we earn management fee revenue. The assets we manage that are included in our FEAUM typically pay management fees based on capital commitments, invested capital or, in certain cases, NAV, depending on the fee terms. Fee Related Earnings Fee Related Earnings, or FRE, is a supplemental performance measure used to assess our ability to generate profits from fee- based revenues that are measured and received on a recurring basis. FRE differs from income before provision for income taxes computed in accordance with U.S. GAAP in that it adjusts for the items included in the calculation of Distributable Earnings, and also adjusts Distributable Earnings to exclude realized performance allocations income and related compensation expense, net insurance income, earnings from investments, net interest (interest income less interest expense), net realized gain (loss), income (loss) from consolidated fund investments, and, if applicable, certain general and administrative expenses when the timing of any future payment is uncertain. FRE is not a measure of performance calculated in accordance with U.S. GAAP. The use of FRE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein. Our calculations of FRE may differ from the calculations of other investment managers. As a result, these measures may not be comparable to similar measures presented by other investment managers.

35 Glossary (cont'd) Fee Related Expenses Fee Related Expenses is a component of Fee Related Earnings. Fee Related Expenses differs from expenses computed in accordance with U.S. GAAP in that it does not include incentive fee compensation, performance allocations compensation, share-based compensation, loss and loss adjustment expenses associated with our insurance business, depreciation and amortization, or charges (credits) related to corporate actions and non-recurring items, expenses from consolidated fund investments, and expenses attributable to non-controlling interest in consolidated entities. Additionally, Fee Related Expenses is reduced by the costs associated with our property operations, which are managed internally in order to enhance returns to the Limited Partners in our funds. Fee Related Expenses are used in management’s review of the business. Please refer to the reconciliation to the comparable line items on the consolidated and combined statements of operations. Fee Related Revenues Fee Related Revenues is a component of Fee Related Earnings. Fee Related Revenues is a component of Fee Related Earnings. Fee Related Revenues includes fund management fees, transaction fees net of any third-party operating expenses, fee related performance revenue, net earnings from Bridge property operators, development fees, fund administration fees, and other asset management and property income. Fee related performance revenue is comprised of performance-based fees earned by our general partners from open-end funds. These fees are generally based on the investment returns, subject to preferred returns and/or high-watermarks, for the applicable measurement period of the open-end fund. Fee related performance revenues are measured and eligible to be received on a recurring basis and are not dependent on realization events from the underlying investments. Net earnings from Bridge property operators is calculated as a summation of property management, leasing fees and construction management fees less third-party operating expenses and property operating expenses. Property operating expenses is calculated as a summation of employee compensation and benefits, general and administrative expenses and interest expense at our property operators. We believe our vertical integration enhances returns to our shareholders and fund investors, and we view the net earnings from Bridge property operators as part of our fee related revenue as these services are provided to essentially all of the real estate properties in our equity funds. Net earnings from Bridge property operators is a metric that is included in management’s review of our business. Please refer to the reconciliation to the comparable line items on the combined statements of operations. Fee Related Revenues differs from revenue computed in accordance with U.S. GAAP in that it excludes insurance premiums and income (loss) from consolidated fund investments. Additionally, Fee Related Revenues is reduced by the costs associated with our property operations, which are managed internally in order to enhance returns to the Limited Partners in our funds. Fund Management Fees Fund management fees refers to fees we earn for advisory services provided to our funds, which are generally based on total commitments, invested capital or net asset value managed by us. Fund management fees are generally based on a quarterly measurement period and amounts are paid in advance of recognizing revenue. Operating Company Bridge Investment Group Holdings LLC, or the Operating Company, acts as a holding company of certain affiliates that provide an array of asset management services. The Operating Company is the ultimate controlling entity, through its wholly owned subsidiary Bridge Fund Management Holdings LLC, of the investment manager entities, which we refer to collectively as the Fund Managers. Sponsored Funds Sponsored Funds refers to the funds, co-investment vehicles and other entities and accounts that are managed by Bridge, and which are structured to pay fees.